File Number: 33-84546
                                                Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933



                                                               August 10, 2006

            Supplement to the May 1, 2006 Class II Shares Prospectus
                     for Pioneer AmPac Growth VCT Portfolio

The Trustees of Pioneer Variable Trust (the "Trust") approved a proposal to reorganize Pioneer AmPac Growth VCT Portfolio, a series of the Trust into Pioneer Oak Ridge Large Cap Growth VCT Portfolio, a separate series of the Trust that is also managed by Pioneer Investment Management, Inc. It is anticipated that this proposal will be submitted for approval by Pioneer AmPac Growth VCT Portfolio's shareholders at a meeting to be held in late November or early December 2006. If approved by shareholders, the reorganization is expected to be completed in December 2006. There can be no assurance that the reorganization will be approved or, if approved, completed. The Trustees approved the proposed reorganization and determined that it is in the best interests of shareholders of both portfolios.

Pending shareholder approval, Pioneer AmPac Growth VCT Portfolio will no longer accept new purchases, including exchanges, as of the close of business on or about December 1, 2006.



                                                                   19823-00-0806
                                         (C)2006 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds